As filed with the Securities and Exchange Commission on August 22, 2002


                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 22, 2002


                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
                      (FORMERLY ACTRADE INTERNATIONAL LTD.)
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                       0-18711                 13-3437739
--------------------------------------------------------------------------------
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)


7 PENN PLAZA, SUITE 422, NEW YORK, NY                           10001
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(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (212) 563-1036
                                                          ----------------


                           ACTRADE INTERNATIONAL LTD.
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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                                                                               2


ITEM 5.  OTHER EVENTS.

                  On August 22, 2002, the registrant announced that Mr. Amos Aharoni, Actrade's Chairman of the Board, resigned from all director and officer positions he held with the registrant and its subsidiaries. A copy of Mr. Aharoni's letter of resignation is attached as Exhibit 99.1 to this report, which is incorporated by reference into this Item.

                  On August 22, 2002, the registrant issued the press release attached as Exhibit 99.2 to this report, which is incorporated by reference into this Item.


ITEM 7.           EXHIBITS.

EXHIBIT           DESCRIPTION
-------           -----------

99.1              Resignation Letter from Mr. Amos Aharoni.

99.2 Press Release, dated August 22, 2002, issued by Actrade Financial Technologies Ltd.


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                                                                               3


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ACTRADE FINANCIAL TECHNOLOGIES LTD.



                                   By:  /s/ Joseph P. D'Alessandris
                                        ---------------------------------------
                                        Name:   Joseph P. D'Alessandris
                                        Title:  Chief Financial Officer




Dated: August 22, 2002


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                                                                               4


                                  EXHIBIT INDEX


EXHIBIT           DESCRIPTION
-------           -----------

99.1              Resignation Letter from Mr. Amos Aharoni.

99.2 Press Release, dated August 22, 2002, issued by Actrade Financial Technologies Ltd.